U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-12


                           PHILLIPS PETROLEUM COMPANY
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[LOGO]

PHILLIPS PETROLEUM COMPANY
BARTLESVILLE, OKLAHOMA 74004

NOTICE OF
2001
ANNUAL
STOCKHOLDERS
MEETING

MAY 7, 2001

and

PROXY
STATEMENT

Monday
May 7, 2001
10 a.m. local time

Adams Building
4th Street &
Keeler Avenue
Bartlesville,
Oklahoma 74004



March 29, 2001


Dear Phillips Stockholder:

You are cordially invited to the Annual Meeting of Phillips Petroleum Company to be held in the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on Monday, May 7, 2001, starting at 10 a.m. local time. Your attendance will provide you with an opportunity to hear the chairman's report on the Company and its operations. Directors and representatives of the Company will also be in attendance.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting and the Proxy Statement. At the meeting, we will also respond to any questions you may have.

In addition to the election of nine directors, you are asked to vote on two proposals. Proposal 1 is by the Company to approve the independent auditors designated by the Board of Directors. Proposal 2 is by the Company to authorize the 2002 Omnibus Securities Plan of Phillips Petroleum Company for executive compensation. Our Board of Directors unanimously recommends that you vote For Proposals 1 and 2.

It is important that your views be represented at the meeting whether or not you are able to attend. Stockholders of record may instruct the proxy holders how to vote your shares of common stock by using the toll-free telephone number on the Proxy Card or by signing, dating and mailing the Proxy Card in the postage-paid envelope that we have provided to you.

On behalf of the Directors and worldwide employees of Phillips Petroleum Company, we express our appreciation to you, the owners of this Company, for your continued support and interest.

Sincerely,


/s/ J. J. Mulva

J. J. Mulva
Chairman and Chief Executive Officer

===============================================================================
2      TABLE OF CONTENTS
===============================================================================

Page
    3  Notice of Annual Meeting
    4  Solicitation
    4  Confidential Voting
    4  Voting Securities and Principal Holders
    4 Vote Required for Election of Directors and Adoption of Company and Stockholder Proposals
  5-6  Nominees for Election as Directors
    7  Security Ownership of Certain Beneficial Owners
    8  Security Ownership of Management
    8  Section 16(a) Beneficial Ownership Reporting Compliance
    9  General Information Relating to the Board of Directors
   10  Compensation of Directors and Nominees
10-11  Audit Committee Report
   12  Executive Compensation
   13  Options/SAR Grants in Last Fiscal Year
   13  Ten-Year Option/SAR Repricing
   14 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value
   14  Long-Term Incentive Plan Awards in Last Fiscal Year
15-17  Compensation Committee Report to Stockholders on Executive Compensation
   18  Performance Graph
   19  Pension Plan
   20  Termination of Employment and Change-in-Control Arrangements
   20  Proposal 1
21-22  Proposal 2
   22  Date for Receipt of Stockholder Proposals
23-24  Appendix A -- Audit Committee Charter
25-32  Appendix B-- 2002 Omnibus Securities Plan of Phillips Petroleum Company

Stockholders are encouraged to keep their account address up to date and promptly deposit their dividend checks to avoid surrender of these funds and related shares of stock to their respective states under unclaimed property laws.

===============================================================================
                                                   NOTICE OF ANNUAL MEETING   3
===============================================================================

        PHILLIPS PETROLEUM COMPANY
        BARTLESVILLE, OKLAHOMA 74004


                                                           Dated March 29, 2001

        NOTICE OF ANNUAL MEETING to be held May 7, 2001

        To the Stockholders:

        The Annual Meeting of Stockholders will be held in the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on Monday, May 7, 2001, at 10 a.m. local time, for the purposes of considering and voting on the following matters as described in the attached Proxy Statement:

            Election of nine directors (pages 5 and 6);

            Proposal of the Company:
                 Proposal 1. To approve the designation of Ernst & Young LLP as independent auditors for 2001 (page 20);

                 Proposal 2. To authorize the 2002 Omnibus Securities Plan of Phillips Petroleum Company for executive compensation (pages 21 and 22); and

            Any other matters that may properly come before the meeting (page
            22).

        Only stockholders of record at the close of business March 16, 2001, will be entitled to vote at this meeting.

        A copy of the Company's Annual Report containing financial data and a summary of operations for 2000 is being mailed to the Company's stockholders in advance of or with this Proxy Statement.

                                            By Order of the Board of Directors,



                                            /s/ Dale J. Billam

                                            Dale J. Billam
                                            Secretary

IMPORTANT:

Please (1) use the toll-free telephone number on the Proxy Card to submit your proxy by phone or (2) sign, date and promptly mail the enclosed proxy in the accompanying postage-paid envelope. If you wish to vote in accordance with the Company's recommendations, please follow the instructions on how to do so for telephone voting. If you vote by using the Proxy Card, it is not necessary to specify your choice but the Proxy Card must be signed and returned.

===============================================================================
4    PROXY STATEMENT
===============================================================================

March 29, 2001

                                  SOLICITATION

Your proxy is solicited by the Board of Directors and all costs of solicitation will be paid by the Company. Your proxy will be voted as you direct. It may be revoked by you at any time before it is voted by:

(1) filing with the Secretary an instrument revoking the earlier proxy;
(2) executing a later-dated proxy; or
(3) voting in person by ballot at the meeting.

This Proxy Statement and Proxy Card are first being mailed on or about March 29, 2001, to stockholders of record as of March 16, 2001.

Georgeson Shareholder Communications Inc. has been engaged by the Company to solicit proxies for this Annual Meeting from brokers, banks and other institutional holders, and individual holders of record. The fee for this service, payable one-half at the beginning of solicitation and the balance at its completion, is $12,000 plus the reimbursement of certain out-of-pocket costs. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or personal contact.


                               CONFIDENTIAL VOTING

It is the policy of the Company that all proxies, ballots, and voting tabulations, including telephone voting, that identify stockholders be kept confidential, except where:

(1) disclosure may be required by applicable law;
(2) stockholders write comments on their proxy cards;
(3) disclosure is expressly requested by a stockholder;
(4) in limited circumstances such as a proxy contest or other solicitation of proxies based on an opposition proxy statement; or
(5) any matter for stockholder approval requiring the vote of more than a majority of the shares present at any meeting.

The Company has engaged Mellon Investor Services LLC to count the votes represented by proxies, ballots and cast by phone. Two employees of Mellon Investor Services have been appointed Inspectors of Election.


                    VOTING SECURITIES AND PRINCIPAL HOLDERS

The Company's only class of voting securities is its $1.25 par value common stock. For voting purposes, there were 283,556,730 shares outstanding at the close of business February 28, 2001. The record date for stockholders entitled to vote at this meeting is March 16, 2001. Each share is entitled to one vote.

Included in shares outstanding are 27,856,573 shares held by the Compensation and Benefits Trust ("CBT") formed in December 1995. The CBT is designed to acquire, hold and distribute shares of the Company's common stock to fund certain future compensation and benefit obligations of the Company. The CBT does not increase or alter the amount of benefits or compensation which will be paid under existing plans, but offers the Company financial flexibility in providing the funding requirements of those plans. Shares held by the CBT do not affect earnings per share or total stockholders' equity until after they are transferred out of the CBT. All shares are required to be transferred out of the CBT by January 1, 2021.

The number of shares of the Company's common stock beneficially owned as of February 28, 2001, by any person or group known to own five percent or more, and by each of the directors and nominees, and by all directors and officers of the Company as a group, is shown in the tables "Security Ownership of Certain Beneficial Owners," and "Security Ownership of Management," respectively, on pages 7 and 8 after the information on nominees for directors.


                   VOTE REQUIRED FOR ELECTION OF DIRECTORS AND
                  ADOPTION OF COMPANY AND STOCKHOLDER PROPOSALS

Under the Company's Bylaws, the holders of a majority of the issued and outstanding shares of the common stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for all purposes unless otherwise provided by law. Where a quorum is present, the affirmative vote of a majority of the stock represented at the meeting is required for the election of the directors, and the adoption of Proposals 1 and 2. For purposes of determining whether the directors have been elected or a proposal has received a majority vote, abstentions are the equivalent of a negative vote.

Information included in this Proxy Statement is as of the date of preparation, approximately February 28, 2001, unless otherwise stated.

===============================================================================
                                           NOMINEES FOR ELECTION AS DIRECTORS 5
===============================================================================

The number of directors to be elected is nine. The designated proxy holders of the Company intend, unless otherwise instructed, to vote all proxies for the election of the following nine nominees. If elected, they will hold office until the next Annual Meeting or until their successors are elected. The term of each present director will expire with the election of directors at the 2001 Annual Meeting. If any nominee is unable or unwilling to serve, the Company, through the designated proxy holders, reserves discretionary authority to vote for a substitute. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected. The following provides information about each nominee as of February 28, 2001, including data on the nominees' business backgrounds for the past five years, and the names of public companies and other selected entities for which they also serve as directors.

NORMAN R. AUGUSTINE    AGE 65   Director since 1989

[photo]

Norman R. Augustine is Chairman of the Executive Committee of the Board of Directors of Lockheed Martin Corporation, a position he assumed in August 1997. Prior to that, he was Chairman of the Board of Directors of Lockheed Martin Corporation from August 1997 through March 1998; and Chief Executive Officer from January 1996 through July 1997. He previously served as Chairman of the Board of Directors and Chief Executive Officer of Martin Marietta Corporation until its merger with Lockheed Corporation in March 1995. He is a director of The Procter & Gamble Company and The Black & Decker Corporation.

DAVID L. BOREN   AGE 59   Director since 1994

[photo]

David L. Boren is President of the University of Oklahoma, a position he assumed in November 1994. He previously served as a United States Senator from the State of Oklahoma and is a former Governor of Oklahoma. He is a director of AMR Corporation; Texas Instruments Incorporated; Torchmark Corporation; and Waddell & Reed Financial, Inc.

ROBERT E. CHAPPELL, JR.   AGE 64   Director since 1990

[photo]

Robert E. Chappell, Jr., is self-employed as an investment and management consultant. He previously was the Senior Executive Vice President and Chief Investment Officer of Metropolitan Life Insurance Company.

ROBERT M. DEVLIN   AGE 60   Director since 2000

[photo]

Robert M. Devlin is Chairman, President and Chief Executive Officer of American General Corporation and was elected to the Company's Board in February 2000. He was elected Chairman of the Board of American General in April 1997 and Chief Executive Officer in October 1996. He previously served as Vice Chairman of American General from 1993 to 1995. He is a director of Cooper Industries, Inc.

===============================================================================
6  NOMINEES FOR ELECTION AS DIRECTORS
===============================================================================

LARRY D. HORNER   AGE 66   Director since 1991

[photo]

Larry D. Horner is Chairman of Pacific USA Holdings Corporation, a position he assumed in August 1994. He previously served as Chairman and Chief Executive Officer of KPMG Peat Marwick. He is a director of American General Corporation; Asia Pacific Wire & Cable Corporation Limited; Atlantis Plastics, Inc.; Laidlaw Global Corporation; Newmark Homes Corp.; and UTStarcom, Inc.

J. J. MULVA   AGE 54   Director since 1994

[photo]

J. J. Mulva is Chairman of the Board of Directors and Chief Executive Officer of the Company, a position he assumed October 13, 1999. Previously he was elected Vice Chairman of the Board of Directors, President and Chief Executive Officer June 30, 1999, through October 13, 1999; President and Chief Operating Officer of the Company from May 1994 through June 1999. He is a director of Duke Energy Field Services, L.L.C.

RANDALL L. TOBIAS   AGE 58   Director since 1992

[photo]

Randall L. Tobias is Chairman Emeritus of Eli Lilly and Company, a position he assumed in January 1999. He previously served as Chairman of the Board of Directors and Chief Executive Officer of Eli Lilly and Company from July 1993 to December 1998. He is a director of Agilent Technologies, Inc.; Kimberly-Clark Corporation; and Knight-Ridder, Inc.

VICTORIA J. TSCHINKEL   AGE 53   Director since 1993

[photo]

Victoria J. Tschinkel is a Senior Consultant to Landers & Parsons, a Tallahassee, Florida, law firm, a position she assumed in 1987. She previously served as Secretary of the Florida Department of Environmental Regulation.

KATHRYN C. TURNER  AGE 53 Director since 1995

[photo]

Kathryn C. Turner is Chairperson and Chief Executive Officer of Standard Technology, Inc., an engineering and manufacturing firm she founded in 1985. She is a director of Carpenter Technology Corporation.

===============================================================================
                              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS 7
===============================================================================


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS



                            Name and Address of                     Amount and Nature of Beneficial
Title of Class              Beneficial Owner(1)                                 Ownership                Percent of Class
--------------       ---------------------------------------        --------------------------------     ----------------
                                                                        Direct      Indirect
                                                                    --------------------------------

      Common         Vanguard Fiduciary Trust Company               35,243,354 (2)       --                  12.43%
                     P. O. Box 2900
                     Valley Forge, Pennsylvania 19482

      Common         Capital Research and Management Company        23,263,200 (3)       --                   8.20%
                     333 South Hope Street
                     Los Angeles, California 90071

      Common         AXA Financial, Inc.                            23,459,658 (3)       --                   8.27%
                     767 Fifth Avenue
                     New York, NY  10153


(1) Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") reported on
    February 12, 2001, that it exercised sole dispositive power with respect to 14,033,550 shares, which according to their Schedule 13G is 5.54 percent of the Company's shares outstanding. However, the shares held by Barrow equal only 4.9 percent of the Company's shares outstanding on February 28, 2001, when shares held by the CBT are included.

(2) As of February 28, 2001, Vanguard as Trustee held 35,243,354 shares under the Company's Thrift Plan, Long-Term Stock Savings Plan ("LTSSP"), and Retirement Savings Plan (together the "Plans") with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as Trustee of the Plans. Vanguard votes shares held by the Plans which represent the allocated interests of participants in the manner directed by individual participants. Employee participants in the Thrift Plan and LTSSP are appointed by the Company as fiduciaries entitled to direct the Trustee as to how to vote allocated shares which are not directed in these plans and unallocated shares held by the LTSSP. Such shares are allocated pro rata among employee participants accepting their fiduciary appointment and are voted by the Trustee as directed by the employee fiduciaries. The Trustee votes non-directed shares of the Retirement Savings Plan at its discretion. The Trustee will vote other shares held by the Plans at its discretion only if required to do so by the Employee Retirement Income Security Act of 1974 ("ERISA").

    Vanguard is also the Trustee and record holder of the 27,856,573 shares in the Compensation and Benefits Trust ("CBT"), without any voting power. Vanguard has disclaimed beneficial ownership of such shares. As Trustee of the CBT, Vanguard will vote shares in the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international Company stock plans. Trust agreements for the Plans and CBT each provide that all voting directions of individual employees received by the Trustee will be held in confidence and not be disclosed to any person, including the Company.

(3) On February 12, 2001, Capital Research and Management Company ("CRMC") reported that it exercised sole dispositive power with respect to 23,263,200 shares as of December 31, 2000, in which shares CRMC has disclaimed beneficial ownership. On February 12, 2001, AXA Financial, Inc. ("Alliance"), the parent of Alliance Capital Management L.P. which acquired the investment advisory assets of Sanford C. Bernstein & Co., Inc., reported that it exercised sole voting power over 12,725,579 shares, shared voting power over 2,704,789 shares, and sole dispositive power over 23,459,658 shares as of December 31, 2000. According to the Schedule 13Gs filed by CRMC and Alliance with the Securities and Exchange Commission, such shares equal
    9.10 percent and 9.20 percent of the Company's outstanding shares, respectively. However, when shares held as of February 28, 2001, by the CBT are included, shares held by CRMC equal only 8.20 percent; and by Alliance,
    8.27 percent of the Company's outstanding shares.

================================================================================
8  SECURITY OWNERSHIP OF MANAGEMENT
================================================================================

                        SECURITY OWNERSHIP OF MANAGEMENT
                           Phillips Petroleum Company
                                   Securities


                                                                   Amount and Nature of
                                                                   Beneficial Ownership
                                                               ------------------------------
Title of Class       Name of Beneficial Owner                  Direct(1)             Indirect         Percent of Class
--------------       ------------------------                  ---------             ---------        ----------------
                     Directors and Nominees (2)
   Common            Norman R. Augustine                          24,656                   --           less than 1%
   Common            David L. Boren                               13,264                   --           less than 1%
   Common            Robert E. Chappell, Jr.                      21,393                   --           less than 1%
   Common            Robert M. Devlin                              2,412                   --           less than 1%
   Common            Lawrence S. Eagleburger (3)                  10,869                  6,000         less than 1%
   Common            Larry D. Horner                              21,714                   --           less than 1%
   Common            J. J. Mulva                                 608,587                   --           less than 1%
   Common            Randall L. Tobias                            19,521                   --           less than 1%
   Common            Victoria J. Tschinkel                        18,450                   --           less than 1%
   Common            Kathryn C. Turner                            12,097                   --           less than 1%

                     Executive Officers
   Common            E. L. Batchelder                             30,563                   --           less than 1%
   Common            J. A. Carrig                                124,879                   --           less than 1%
   Common            D. W. DeCamp                                  1,601                   --           less than 1%
   Common            E. K. Grigsby                                65,007                   --           less than 1%
   Common            J. E. Lowe                                   42,326                   --           less than 1%
   Common            K. O. Meyers                                 35,951                   --           less than 1%
   Common            J. C. Mihm                                  156,876                  1,947         less than 1%
   Common            B. Z. Parker                                173,325                   --           less than 1%
   Common            R. A. Ridge (4)                              78,593                   --           less than 1%
   Common            J. B. Whitworth                             142,308                                less than 1%
   All directors, nominees and executive officers
   as a group (20 in group)                                    1,604,392                  7,947         less than 1%


(1) Direct ownership includes shares which may be acquired under options within 60 days of the record date.
(2) The shares stated as being beneficially owned by each nominee do not include shares beneficially owned by the other companies on whose boards of directors the nominees, directors or officers serve. (The list of nominees for directors on pages 5 and 6 contains the names of the other companies for which the nominees serve as directors.) Each nominee disclaims beneficial ownership of all such shares.
(3) Mr. Lawrence S. Eagleburger, a current director, is retiring as director having reached mandatory retirement age.
(4) Mr. R. A. Ridge assumed the position of Vice President Health, Environment and Safety effective March 1, 2001.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

To the Company's knowledge, except as reported below for Mr. E. K. Grigsby, no person or entity who was a director, officer or beneficial owner of more than 10 percent of the Company's common stock failed to file, on a timely basis during 2000, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

Mr. E. K. Grigsby, Vice President Investor and Public Relations of the Company, sold 200 shares of the Company's common stock on August 16, 2000. Under Section 16(a) of the Securities Exchange Act of 1934, and the regulations promulgated thereunder, a report of this sale was required to be filed with the U.S. Securities and Exchange Commission on or before September 10, 2000. Inadvertently, the report was delayed, but was filed on October 4, 2000.

===============================================================================
                     GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS   9
===============================================================================

                              GENERAL INFORMATION
                       RELATING TO THE BOARD OF DIRECTORS

The Board of Directors

The business and affairs of the Company are managed under the direction of the Board of Directors. To assist it in carrying out its duties, the Board has delegated certain authority to five Committees. In calendar year 2000, the Board of Directors held nine meetings and the directors attended an average of 97 percent of all Board and Committee meetings.

Committees of the Board

The Audit Committee, the Compensation Committee, the Committee on Directors' Affairs, the Executive Committee and the Public Policy Committee are the standing committees of the Board of Directors. Membership is as follows:

                Compen-      Directors'                  Public
   Audit        sation        Affairs    Executive       Policy
 ----------------------------------------------------------------
 Horner*      Tobias*       Augustine*    Mulva*        Tschinkel*
 Boren        Augustine     Chappell      Augustine     Boren
 Chappell     Eagleburger   Horner        Horner        Devlin
 Devlin       Turner                      Tobias        Tobias
 Tschinkel                                Tschinkel     Turner
 * Chairman


The Audit Committee's functions and activities during the year ended December 31, 2000, are described under the heading "Audit Committee Report." During the year, the Board examined the composition of the Audit Committee in light of the adoption by the New York Stock Exchange of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's new rules. The Audit Committee held four meetings in 2000.

The Compensation Committee recommends for Board approval the salaries for the Chairman of the Board of Directors and Chief Executive Officer and the President, and approves salaries for all Executive Officers and for all employees who earn $250,000 or above. The Committee makes recommendations to the Board with respect to proposals for the application of new benefits, incentive plans or programs to officers who are also directors and the application of amendments to existing plans or programs which would significantly increase such officers' compensation. The Committee approves awards under the Annual Incentive Compensation Plan and the Omnibus Securities Plan. The Compensation Committee held five meetings in 2000. The Company had no interlocking relationship during the last fiscal year.

The Committee on Directors' Affairs recommends to the Board qualified candidates for election as directors and nominates candidates to the Board committees. The Committee welcomes suggestions from stockholders about qualified candidates. A stockholder wishing to submit a recommendation to the Committee may do so by writing Dale J. Billam, Secretary, Phillips Petroleum Company, Bartlesville, Oklahoma 74004. The Committee on Directors' Affairs held one meeting in 2000.

The Executive Committee, when the Board is not in session, may exercise all power and authority of the Board in the management and business of the Company, subject to the limitations imposed by the Bylaws. The Committee has the authority to review and approve proposed corporate action when the Board is not in session and may advise the Board of any recommendations of the Committee regarding any proposed corporate action presented to the Board. The Executive Committee held three meetings in 2000.

The Public Policy Committee advises management and the Board of Directors:

(1) in response to current and emerging public policy issues, and
(2) in the development and review of policies and budgets in respect of contributions, including, but not limited to, contributions to organizations whose primary purpose is charitable, civic, cultural or educational. In order to carry out these duties, the Committee:

    (a) identifies, evaluates and monitors the social, political, environmental, occupational, safety and health trends, issues and concerns, domestic and foreign, which affect or could affect the Company's business activities and performance;

    (b) reviews information from Management and approves recommendations to assist in the formulation and adoption of policies, programs and practices concerning the matters set forth in (a) above, including, but not limited to ecological and environmental protection, employee safety, ethical business conduct, consumer affairs, alcohol and drug abuse, equal opportunity matters and government relations; and

    (c) monitors and evaluates on an on-going basis the Company's compliance with such policies, programs and practices.

The Committee also has the authority to authorize the use of Company funds for political contributions on behalf of the Company, if and to the extent permitted by law. The Public Policy Committee held three meetings in 2000.

===============================================================================
10  COMPENSATION OF DIRECTORS AND NOMINEES
===============================================================================


                     COMPENSATION OF DIRECTORS AND NOMINEES

The Board compensation is $106,500 per calendar year for each director who chairs a committee of the Board and $105,000 per calendar year for each director who does not chair a committee. One-half of this annual compensation amount is paid in either restricted or unrestricted stock. The other half is paid as cash, but may be deferred or taken as additional restricted or unrestricted stock. The future payment of any deferred cash compensation is funded in a grantor trust designed for this purpose.

All shares of restricted stock issued on behalf of each non-employee director are restricted until retirement from the Board of Directors. The dividends payable on restricted stock are reinvested in restricted stock. The Non-Employee Director Stock Plan, which became effective January 1, 1998, provides for annual lapsing of the restrictions on a percentage of the shares held in the account on behalf of the non-employee director beginning five years before normal retirement from the Board, and all restrictions will lapse in the year the director reaches age 70. A director may elect to delay the lapsing of the restrictions until retirement from the Board of Directors. Based on the director's election, which is made in the year the director reaches age 65 or the year prior to retirement if the director elects to delay the lapsing until retirement, the director may have the value of lapsed shares credited to the director's account in the Deferred Compensation Plan for Non-Employee Directors or may take possession of the lapsed shares.

Prior to retirement from Board service, the Company provides each director with life insurance. The amount of coverage, which is based on length of Board service, begins at $200,000 and increases to a maximum of $300,000.

As part of the Company's overall program to support communities and recognize the importance of charitable giving, The Phillips Petroleum Company Charitable Giving Program was established in December 1996. The program is funded by life insurance policies on directors who have served the Company as a director for five years. Upon the death of an individual director, the Company will donate the $1,000,000 proceeds from such life insurance to one or more qualifying charitable organizations recommended by the individual director. The proceeds will be paid in $100,000 installments over a 10-year period. Individual directors derive no financial benefit from this program because all charitable deductions for Federal and State income taxes accrue solely to the Company. The Company paid premiums of $336,274 in 2000.

                             AUDIT COMMITTEE REPORT

During the year ended December 31, 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on May 8, 2000. The text of the new charter, which reflects the standards set forth in the new U.S. Securities and Exchange Commission regulations and New York Stock Exchange rules, is reproduced in Appendix A to this Proxy Statement.

As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

(1) The Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's Management, including discussions with Management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

(2) The Committee is responsible for matters concerning the Company's relationship with its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees"); and

(3) The Committee oversees Management's implementation of effective systems of internal control, including review of policies relating to legal, regulatory and ethical compliance, and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter.

In overseeing the Company's internal accounting staff, its internal audit staff, its independent auditors, and the preparation of the Company's financial statements, the Committee meets regularly with the Chief Financial Officer ("CFO"), the Controller, the General Auditor, and the Company's independent auditors to discuss their judgments as to the quality, not just the acceptability, of the Company's accounting principles and to review and discuss all financial statements, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements. Prior to the issuance of financial statements, the Chairman of the Committee, or the full Committee, reviews the statements with the CFO, Controller and the independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. Management has advised the Committee that all financial statements were prepared in accordance with generally accepted accounting

===============================================================================
                                                      AUDIT COMMITTEE REPORT 11
===============================================================================

principles. The Committee's review included discussing with the independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Communication With Audit Committees."

With respect to the Company's independent auditors, the Committee, among other things, discussed with Ernst & Young LLP matters relating to that firm's independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees," and considered the compatability of non-audit services with the auditor's independence.

The Committee monitored the scope and adequacy of the Company's internal auditing program, including the results of domestic and foreign internal audits, both regularly scheduled and surprise; proposals for adequate staffing; and proposals to strengthen internal controls and procedures where appropriate.

On the basis of the reviews, discussions and procedures outlined above, the Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission.

The report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

THE AUDIT COMMITTEE

Larry D. Horner, Chairman
David L. Boren
Robert E. Chappell, Jr.
Robert M. Devlin
Victoria J. Tschinkel

================================================================================
12 EXECUTIVE COMPENSATION
================================================================================

                             EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth compensation information for services performed in 2000, 1999 and 1998 for those persons who were at December 31, 2000, the Chief Executive Officer and the four most highly compensated officers of the Company.



                           Summary Compensation Table




                                             Annual Compensation                                  Long-Term Compensation
                                     --------------------------------------    ----------------------------------------------------
                                                                                        Awards                 Payouts

                                                                                Restricted     Securities                 All Other
                                                               Other Annual       Stock        Underlying     Long-Term    Compen-
     Name and                                                  Compensation     Award(s)(1)     Option/       Incentive   sation (2)
Principal Position            Year    Salary ($)    Bonus ($)      ($)            ($)           SARs (#)      Payout ($)     ($)
------------------            ----    ---------- ------------  ------------    ------------   ------------  ------------  ---------
J. J. Mulva                   2000   1,045,833   4,516,875(3)         0        2,195,854        167,800      3,102,763(4)    16,619
Chairman of the               1999     806,669   1,075,804            0                0        186,800        558,803(5)    14,580
Board & CEO                   1998     684,501     398,300            0                0        124,500        316,361(6)     9,211

J. A. Carrig                  2000     294,082     677,273(3)         0        1,000,012         22,800        283,985(4)    16,415
Sr. Vice President,           1999     253,017     213,806            0                0         10,900         78,103(5)    13,393
CFO & Treasurer               1998     225,372      95,906            0                0         19,500         43,879(6)     7,064

T. C. Morris                  2000     441,500     977,209(3)         0                0         24,200        897,867(4)    16,619
Formerly Sr. Vice             1999     404,997     374,368            0                0         40,100        187,769(5)    14,580
President & CFO               1998     382,252     178,182            0                0         53,300        119,208(6)     9,211
now on special
assignment to CEO

B. Z. Parker                  2000     497,253     553,041            0                0         31,600        725,257(4)    15,769
Executive Vice                1999     452,502     387,311            0                0         52,800        260,054(5)    13,780
President                     1998     333,751     234,304            0                0         57,700        106,298(6)     8,207

J. B. Whitworth               2000     398,497     960,962(3)         0          800,009         26,500        961,582(4)    16,619
Exec. Vice President          1999     364,002     372,320            0                0         36,000        192,047(5)    14,580
& Chief                       1998     349,001     148,301            0                0         48,600        119,249(6)     9,211
Administrative Officer


(1) The value of restricted stock awards on the date of grant made in 2000. The Company settled awards under its 1985 and 1987 annual incentive plans and under all long-term incentive plans since 1986 by distributing to award recipients shares of restricted stock that are not transferable prior to death, disability or retirement, unless restrictions are earlier lapsed by the Compensation Committee of the Board of Directors (the "Committee") or after a change of control. The aggregate number of such restricted shares held at December 29, 2000, and the market value of such shares on that date (calculated according to SEC regulation without regard to the restrictions and the resulting inability of the named executives to realize such values at such times) were: Mr. Carrig, 33,774 shares, $1,943,018; Mr. Morris, 0 shares, $0; Mr. Mulva, 128,791 shares, $7,409,346; Mr. Parker, 29,370 shares, $1,689,656; Mr. Whitworth, 16,172 shares, $930,375.

(2) Includes Company contributions to the Thrift Plan for the benefit of participants and the value of the shares allocated to Long-Term Stock Savings Plan participants as of the respective valuation dates.

(3) The amount shown includes a special recognition award for major accomplishments in the successful completion of the Duke Energy Field Services joint venture, the Chevron Phillips Chemical Company joint venture and the acquisition of the ARCO Alaskan businesses. The award amounts were:
    Mr. Carrig, $300,000; Mr. Morris, $400,000; Mr. Mulva, $900,000; and Mr.
    Whitworth, $400,000.

(4) Value of the restricted stock on the date of the award for performance under the Long-Term Incentive Plan Performance Period from 1998-2000 made in February 2001.

(5) Value of the restricted stock on the date of the award for performance under the Long-Term Incentive Plan Performance Period from 1997-1999.

(6) Value of the restricted stock on the date of the award for performance under the Long-Term Incentive Plan Performance Period from 1996-1998.

===============================================================================
                                                        OPTIONS/SAR GRANTS   13
===============================================================================

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

    Stock options granted during 2000 to the Chief Executive Officer and the four most highly compensated officers of the Company are reflected in the following Options/SAR Grants in Last Fiscal Year table.



                                       INDIVIDUAL GRANTS
                    ---------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT ASSUMED
                      Number of    Percent of Total                                   ANNUAL RATES OF STOCK PRICE
                     Securities      Options/SARS                                    APPRECIATION FOR OPTION TERM(1)
                     Underlying       Granted to      Exercise or
                    Options/SARS    Employees in       Base Price  Expiration
    Name               Granted       Fiscal Year       ($/Share)      Date       0%($)       5%($)            10%($)
-----------------------------------------------------------------------------------------------------------------------

 J.J. Mulva           167,800          12.91%          62.28       10/09/10       0        6,572,726        16,655,828

 J. A. Carrig           2,800           0.22%          49.47       05/08/10       0           87,108           220,752
                       20,000           1.54%          62.28       10/09/10       0          783,400         1,985,200

 T. C. Morris          24,200           1.86%          62.28       10/09/10       0          947,914         2,402,092

 B. Z. Parker          31,600           2.43%          62.28       10/09/10       0        1,237,772         3,136,616

 J. B. Whitworth       26,500           2.04%          62.28       10/09/10       0        1,038,005         2,630,390


Total Stockholders (2)    N/A             N/A            N/A            N/A       0   11,044,785,817    27,988,395,205



(1) Potential realizable value" is disclosed in response to SEC rules which require such disclosure for illustration only. The values disclosed are not intended to be, and should not be, interpreted by stockholders as representations or projections of future value of the Company's stock or of the stock price.

(2) To lend perspective to the illustrative "potential realizable value," if the Company's stock price increased 5 percent or 10 percent per year for 10 years from January 1, 2000, (disregarding dividends and assuming for purpose of the calculation a constant number of shares outstanding), the total increase in the value of all shares outstanding at January 1, 2000, is shown above as "potential realizable value" for total stockholders.


                         TEN-YEAR OPTION/SAR REPRICING

There have been no option or stock appreciation right repricings during the last 10 years for the Chief Executive Officer or for any of the four most highly compensated officers of the Company as reflected in the following Ten-Year Option/SAR Repricing table.




                             Number of Securities   Market Price          Exercise                   Length of Original
                                  Underlying         Of Stock at            Price                       Option Term
                                 Options/SARs          Time of           At Time of           New     Remaining at Date
                                  Repriced or       Repricing or        Repricing or       Exercise    Of Repricing or
       Name          Date           Amended         Amendment ($)       Amendment ($)      Price ($)      Amendment
------------------------------------------------------------------------------------------------------------------------

   J. J. Mulva        --               0                 --                  --               --             --
   J. A. Carrig       --               0                 --                  --               --             --
   T. C. Morris       --               0                 --                  --               --             --
   B. Z. Parker       --               0                 --                  --               --             --
   J. B. Whitworth    --               0                 --                  --               --             --


================================================================================
14 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR/LTIP
================================================================================

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

The following table shows the number of shares acquired and the net value realized from exercising stock options during 2000, and the number and value of exercisable and unexercisable stock options granted under the 1986 Stock Plan, the 1990 Stock Plan and the Omnibus Securities Plan at fiscal year-end 2000 for the Chief Executive Officer and the four most highly compensated officers of the Company.


                                                                          Number of Securities      Value of Unexercised
                                                                         Underlying Unexercised         In-the-Money
                                                                             Options/SARs at           Options/SARs at
                                                                             Fiscal Year-End        Fiscal Year-End ($) (2)
-----------------------------------------------------------------------------------------------------------------------------
                       Number of Shares Acquired        Net Value              Exercisable/              Exercisable/
        Name                  On Exercise           Realized ($) (1)          Unexercisable             Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
                                                                               328,293                  6,138,765
   J. J. Mulva                   16,410                  478,609               386,800                  2,163,462
                                                                                42,101                    857,717
   J. A. Carrig                   3,895                  121,091                42,625                    249,689
                                                                                62,060                    836,459
   T. C. Morris                   7,049                   82,023                86,175                    713,001
                                                                                91,532                  1,394,403
   B. Z. Parker                   4,388                  105,701               103,325                    791,659
                                                                                67,508                  1,038,691
   J. B. Whitworth                1,398                   41,849                82,750                    647,658


(1) Net value realized is the market price on the date of exercise less the option price times the number of shares exercised under the option.

(2) Based on $57.53, the fair market value of the Company's common stock on December 29, 2000.


              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

The following table shows Long-Term Incentive Plan awards established under the Omnibus Securities Plan during 2000 for the Chief Executive Officer and the four most highly compensated officers of the Company.



                                                                     Estimated Future Payouts Under Non-Stock Price Based Plans
                                                                     ----------------------------------------------------------
                                           Performance or
                                            Other Period                               Number of Shares (1)
                           Number of      Until Maturation
       Name                 Shares            or Payout               Threshold (2)      Target                 Maximum
-------------------------------------------------------------------------------------------------------------------------------
   J. J. Mulva              40,885            12/31/02                 20,443            40,885                 81,770

   J. A. Carrig              5,012            12/31/02                  2,506             5,012                 10,024

   T. C. Morris              8,924            12/31/02                  4,462             8,924                 17,848

   B. Z. Parker             10,792            12/31/02                  5,396            10,792                 21,584

   J. B. Whitworth           8,021            12/31/02                  4,011             8,021                 16,042


(1) At the end of the three-year performance period, from January 1, 2000, through December 31, 2002, the Compensation Committee will evaluate the Company's performance to determine the extent to which target awards have been earned. The Company's performance will be measured by total stockholder return and return on capital employed, compared with the total stockholder return and return on capital employed of the 2000 oil industry peer companies used in the Performance Graph.

(2) The Company's total stockholder return must be above the bottom quartile when compared with the peer group (threshold performance) before any award can be approved. If the threshold performance is achieved, the Committee expects to approve awards at the threshold level which is 50 percent of the target number of shares established for the performance period. The actual awards earned can range from 0 percent to 200 percent of the target awards.

===========================================================================
                                         COMPENSATION COMMITTEE REPORT   15
===========================================================================


                         COMPENSATION COMMITTEE REPORT
                                 TO STOCKHOLDERS
                            ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Committee is composed of independent, outside directors who qualify as disinterested persons for purposes of Rule 16b-3 of the Securities Exchange Act of 1934.

The executive compensation programs are designed to motivate all executives to work as a team to (i) maximize long-term stockholder value, (ii) achieve a high level of return on capital employed by the Company, and (iii) provide industry safety leadership and environmental stewardship.

Executive compensation decisions made by the Committee are based on a combination of quantitative and qualitative measures. During 2000, the quantitative measures were: relative total return to stockholders; relative return on capital employed by the Company; and the Company's safety performance. The determination of safety performance is based on several factors which include employee and contractor recordable injury rate, progress on the Company's Process for Safety Excellence performance, lost time injuries, severity of injuries, and awards for environmental performance. Quantitative measures to evaluate Corporate and Award Unit performance included: (i) operating units - controllable expense, operating efficiency, return on capital employed, capital efficiency and safety performance; (ii) growth units - progress on growth project milestones and accomplishments, exploration value indices, growth value indices, controllable expense and safety performance; and
(iii) staff units - controllable expense, safety performance and the success of customers who bear their costs.

The Committee uses the following qualitative measures of performance for individuals: the application of experience; accomplishments in developing and implementing strategic plans; contribution to the growth or success of business-line accomplishments; leadership in the industry and community; and social responsibility.

The Company's businesses are extremely capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. For the near term, the Company's prospects and performance are measured by its share price which can be significantly affected upward or downward by commodity price movements and geopolitical factors over which the Company and its management have no control. Therefore, the Committee evaluates the quantitative and qualitative measures set out above, along with external factors that may have affected such measures, and uses its discretion in evaluating performance achievements of executives, business units and staffs.

By design, executive compensation provides awards that vary with performance and produce an opportunity for earnings through performance over a longer term. The Company's objective is to provide a substantial percentage of the total compensation of its executives through variable or "at-risk" compensation arrangements under the Annual Incentive Compensation Plan, the granting of stock options and awards under the Long-Term Incentive Plan.

Internal Revenue Code Section 162(m)
------------------------------------
The Compensation Committee has carefully considered the implications of Section 162(m) of the Internal Revenue Code. The Committee's policy is, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation to the executive officers named in the Summary Compensation Table under such Section. To that end, Company Proposal 2 found on pages 21-22 of this Proxy Statement contains a new plan which will provide stock for compensation. When approved by stockholders, the stock options granted under this plan will be qualified under the provisions of Section 162(m).

The Committee's policy is also to maintain flexibility to approve compensation arrangements which it deems to be in the best interest of the Company and its stockholders, but such arrangements may not always qualify for full tax deductibility. The Committee will continue to review the executive compensation practices of the Company, other than the stock options discussed above, to determine if other elements of executive compensation administered by the Committee are appropriate for qualification as "performance-based compensation" under the provisions of Section 162(m) of the Internal Revenue Code.

                    Executive Compensation Actions for 2000
Salaries
--------
During 2000, the Committee reviewed and approved salaries for all executive officers and employees with annual salaries of $250,000 or greater. In the case of the Chairman of the Board and Chief Executive Officer, the Committee recommends any salary change to the Board of Directors, which must approve the change. At its September 11, 2000 meeting, the Committee reviewed competitive salary and total compensation data for Chief Executive Officers in the petroleum industry. An independent, third-party consultant provided the data reviewed by the Compensation Committee. A salary increase was recommended to the Board of Directors and was approved by the Board in the September 11, 2000 meeting which resulted in an annual salary for Mr. Mulva of $1,250,000. The increase was both competitive and recognized Mr. Mulva's accomplishments in the successful corporate transactions completed during the year, as well as the magnitude of change in the relative size of the Company

===============================================================================
16 COMPENSATION COMMITTEE REPORT
===============================================================================

resulting from the acquisition of all of ARCO's Alaskan businesses.

In the October 2000 Committee meeting, the Committee used competitive salary data to approve changes to the annual salaries of other executive officers and all other employees whose annual salary was $250,000 or greater. The approved changes to the annual salaries of such officers and employees were effective October 1, 2000.

Annual Incentive Compensation Program
-------------------------------------
The Committee administers the Annual Incentive Compensation Plan ("AICP") which provides an opportunity to award annual bonuses. The AICP has objectives which are established by the Committee each year. For 2000, the Committee set three Companywide objectives: (i) total stockholder return for 2000 should warrant an award based on performance relative to the shareholder return of the oil industry peer companies, as listed in the Proxy Statement Performance Graph;
(ii) return on capital employed by the Company should warrant an award based on performance relative to the return on capital employed of the oil industry peer companies, as listed on the Proxy Statement Performance Graph; (iii) safety performance awards as measured by a number of factors including employee and contractor recordable injury rate, progress on the Process for Safety Excellence Plan performance, chargeable vehicle incidents, and lost time injuries, which takes into consideration the severity of injuries, as well as industry/governmental awards for safety and environmental performance.

The Committee established targets for individual AICP awards based on individual grades. The target awards are established using data internally generated and data obtained from an independent, third-party consultant. For 2000, the target percentages varied from 22.5 percent of salary for the beginning level of AICP eligibility to 100 percent of salary for the Chief Executive Officer. The target percentages are prorated to recognize changes in salary grades during the year. The Committee is authorized under the terms of AICP to approve individual awards from 0 percent of the target amount to 200 percent of the target amount for the award year based upon the Committee's assessment of performance.

Mr. Mulva's AICP award is based on overall corporate performance; awards to all other AICP participants reflect the performance of the business unit or staff group with which the participant is related, as well as corporate performance. In the February 2001 meeting of the Board of Directors, AICP awards for the 2001 Performance Year were reviewed and determined. Based on the Company's Corporate and Business Unit performance for the year, awards ranging from 111 percent to 188 percent of the target amount were approved by the Board.

With respect to Mr. Mulva's award, the Board of Directors determined that the Company was second in the group of peer companies for total shareholder return, fifth in the group of peer companies for Return on Capital Employed and continued to make progress in the achievement of safety objectives. Further, the Board considered the Company's performance wherein net operating income for 2000 exceeded the previous highest amount by approximately $1 billion. Additionally, the successful accomplishment of the joint ventures and acquisitions critically important to the success of the Company were considered.

Based on these results, Mr. Mulva received an award for 2000 performance, which was 193 percent of the target amount. In addition, the Board approved an individual performance adjustment to this award of 50 percent to recognize Mr. Mulva's role in the transformation of the Company and his role in its improved operating and financial performance.

The amount of the award to Mr. Mulva is set forth in the Summary Compensation Table found in this Proxy Statement.

Stock Options
-------------
The Committee practice is to consider the grant of stock options in October of each year. To date, all grants have been made at no less than the fair market value of the Company's stock on the date of the grant. If the date of the grant is not a day in which the Company's stock is traded on the New York Stock Exchange, the fair market value is determined on the first trading day immediately preceding the date on which the Committee grants the option. The number of shares subject to options at the date of each grant is set using internally generated information and information from independent, third-party consultants to achieve option grants which approximate those granted by peer companies to persons in corresponding job positions. In addition, individual performance is considered when making each option grant.

It is also the Committee's practice to consider supplemental stock option grants in recognition of promotions during the year based on the same criteria used by the Committee when considering such grants in October of each year.

At the October 9, 2000 meeting, the Compensation Committee approved a stock option grant for Mr. Mulva for 167,800 shares of common stock. The October stock option grant was in conjunction with the annual stock option grants to eligible employees.

For Mr. Mulva and the other executive officers, the stock option grants are set out in the Options/SAR Grants in Last Fiscal Year table.

===============================================================================
                                               COMPENSATION COMMITTEE REPORT 17
===============================================================================


Long-Term Incentive Program
---------------------------
The Committee administers the Long-Term Incentive Plan under the Omnibus Securities Plan approved by stockholders in 1993. Under the terms of this Plan, each year the Committee establishes a three-year performance period. The Plan contains a single performance measure which is the Company's total return to stockholders compared with the total return to stockholders for the oil industry peer companies listed in the Performance Graph information on page 18. Before awards may be granted, the Company's total stockholder return must be above the bottom quartile of the industry peer companies.

In its December 1999 meeting, the Committee established the eighth performance period under the Plan, which is for the period of January 1, 2000, through December 31, 2002. Target awards for Mr. Mulva and the other executive officers are shown in the Long-Term Incentive Plan Awards in Last Fiscal Year table on page 14 and were based on a percentage of salary varying according to salary grade and the price of the Company's stock at the beginning of the performance period. The target levels approved by the Committee for Performance Period VIII were established using both internally generated information and competitive data provided by an independent, third-party consultant. Supplemental target awards, which are included in the target awards listed in the table, were approved in recognition of promotions during the year. Actual awards, if any, will be determined by the Committee at the end of the performance period based on two measures: the Company's relative total stockholder return and its return on capital employed compared with the peer companies against which the Company evaluates its stockholder return performance.

In the February 2001 meeting of the Board of Directors, awards for the sixth performance period of the Plan covering the period 1998 through 2000 were determined. Total shareholder return for the period was 27.3 percent, placing the Company's performance third of nine companies in the peer group for the entire three-year period. In addition, the Company achieved an average return on capital employed for the three-year period of 11.5 percent, also placing the Company third in the peer group.

Based on the combined performance for shareholder return and return on capital employed for the three-year period, the Board granted awards equaling 75 percent greater than the target amount set for the participants at the beginning of the sixth performance period.

Mr. Mulva's award was increased by 40 percent to recognize his leadership and individual performance during the three-year performance period. The value of the awards for LTIP VI, which is settled in restricted stock for the five most highly compensated executive officers, is set forth on the line for 2000 in the Summary Compensation Table found on page 12 of this Proxy Statement.

Special Recognition Awards
--------------------------
During 2000, the Compensation Committee granted recognition awards to key employees who were instrumental in the successful completion of: the joint venture of Phillips' gas processing assets with Duke Energy's to form Duke Energy Field Services; the joint venture of Phillips' chemicals assets with Chevron's to form Chevron Phillips Chemical Company; and the acquisition of ARCO's Alaskan businesses. These transactions represent defining moments in the history of the Company. The form of recognition included cash, restricted stock, deferred compensation and performance-based restricted stock.

During a special meeting in June 2000, the Committee approved an award for Mr. Mulva, Chairman of the Board and Chief Executive Officer. The award consisted of deferred compensation of one year's salary. Mr. Mulva also received a restricted stock grant of 40,430 shares that vest five years from the date of the grant. In addition, the Committee approved a Performance Incentive Award for Mr. Mulva. Under the terms of the Performance Incentive Award, Mr. Mulva will receive an additional $1,000,000 if Phillips' share price achieves an average 10 percent annual increase for the five-year period ending May 8, 2005. This amount will increase by $200,000 for each additional percentage of share price increase above 10 percent to a maximum $2,000,000 payment. Therefore, the maximum additional Performance Incentive Award is $2,000,000.

THE COMPENSATION COMMITTEE

Randall L. Tobias, Chairman
Norman R. Augustine
Lawrence S. Eagleburger
Kathryn C. Turner

===============================================================================
18 PERFORMANCE GRAPH
===============================================================================


The following graph shows the Company's total return to stockholders compared with the S&P 500 Index and the peer group index of integrated oil companies over the five-year period from December 31, 1995, through December 31, 2000.

                               PERFORMANCE GRAPH
        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN (1) Among Phillips Petroleum, S&P 500 Index, and Peer Group Index(2)

                                  [LINE GRAPH]



                              1996     1997      1998       1999    2000
 -----------------------------------------------------------------------
  Phillips Petroleum         $ 134    $ 151      $ 137     $ 155   $ 193
  S&P 500 Index                123      164        211       255     232
  Peer Group Index(2)          127      157        176       208     213


(1) Assumes $100 invested at closing prices on December 31, 1995, in Phillips common stock, S&P 500 Index and Peer Group Index. Also assumes dividend reinvestment.
(2) Peer Group Index includes Amerada Hess, BP Amoco (1999 and 2000 only), Chevron, Conoco (1999 and 2000 only), Exxon Mobil, Marathon, Occidental, Texaco and Unocal.

===============================================================================
                                                             PENSION PLAN    19
===============================================================================


                                  PENSION PLAN

The Retirement Income Plan, in which all active eligible employees (including executive officers) participate, does not require participant contributions. Benefits are computed in accordance with several formulas. Officers, including executive officers, generally receive benefits under a final average earnings formula. Benefits are based on length of service, a participant's annual salary and awards paid under the Annual Incentive Compensation Plan. Normal retirement age is 65. A participant may retire as early as age 55 and receive a reduced benefit. Benefits for a retiring employee are paid in the form of a straight-life annuity or one of several other forms of equivalent actuarial value.

The Pension Plan Table shows the maximum estimated straight-life annual benefits payable at normal retirement age to employees in the higher salary classifications, prior to reductions required by the plan for Social Security benefits.


                               PENSION PLAN TABLE

            Estimated Annual Retirement Benefits Under Final Average
                            Earnings Formula (1) (2)




  Annual Average of Highest 3                                          Years of Credited Service
  Consecutive Calendar Years'                                            At Normal Retirement
 Salary and AICP Awards in 10
Years Preceding Retirement (3)   20                25             30              35                40             45
-------------------------------------------------------------------------------------------------------------------------

          $  450,000            144,000          180,000        216,000          252,000          288,000        324,000
             650,000            208,000          260,000        312,000          364,000          416,000        468,000
             850,000            272,000          340,000        408,000          476,000          544,000        612,000
           1,150,000            368,000          460,000        552,000          644,000          736,000        828,000
           1,450,000            464,000          580,000        696,000          812,000          928,000      1,044,000
           1,750,000            560,000          700,000        840,000          980,000        1,120,000      1,260,000
           2,050,000            656,000          820,000        984,000        1,148,000        1,312,000      1,476,000
           2,350,000            752,000          940,000      1,128,000        1,316,000        1,504,000      1,692,000
           2,650,000            848,000        1,060,000      1,272,000        1,484,000        1,696,000      1,908,000
           2,950,000            944,000        1,180,000      1,416,000        1,652,000        1,988,000      2,124,000
           3,250,000          1,040,000        1,300,000      1,560,000        1,820,000        2,080,000      2,340,000
           3,550,000          1,136,000        1,420,000      1,704,000        1,988,000        2,272,000      2,556,000
           3,850,000          1,232,000        1,540,000      1,848,000        2,156,000        2,464,000      2,772,000



(1) As required by the Internal Revenue Code of 1986, as amended, the retirement plan may not provide annual benefits exceeding a maximum amount, or include in benefit computations, compensation in excess of the amount specified in the Internal Revenue Code. Also, participation in the Company's AICP deferral program and voluntary salary reduction program may cause a reduction in retirement plan benefits. Additional amounts, if required to provide the total benefits indicated in the table, would be made by supplemental Company payments. The Company also maintains, as a recruiting tool, a supplemental plan under which officers and other executives who are hired during mid-career may receive retirement income in excess of that which their shorter Credited Service would provide under the retirement plan. However, total benefits under this supplemental plan and the retirement plan will not exceed benefits obtainable under the retirement plan by a full career employee at similar salary levels. These supplemental benefits have been funded by the Company in a grantor trust designated for this purpose.

(2) With respect to the executive officers named in the Summary Compensation Table, their years of credited service as of February 28, 2001, for retirement purposes are: J. A. Carrig, 23 years; T. C. Morris, 35 years; J.
    J. Mulva, 29 years; B. Z. Parker, 32 years; and J. B. Whitworth, 35 years. See the Summary Compensation Table for their current covered compensation.

(3) AICP Awards are shown under the heading "Bonus" in the Summary Compensation Table.

===============================================================================
20  PROPOSAL 1
===============================================================================


                           TERMINATION OF EMPLOYMENT
                                      AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

The Work Force Stabilization Plan authorized on April 26, 1988, provides that all employees of the Company, including executive officers, who are laid off (as defined in the plan) within two years following a change of control of the Company (as defined below) will be entitled to severance benefits equal to four weeks' pay for each year of service, subject to a maximum of 104 weeks. "Pay" is determined by adding the employee's current base salary, regularly scheduled overtime pay and most recent Annual Incentive Compensation Plan or Performance Incentive Programs award (or target award, if greater).

Company-sponsored medical, dental and life insurance programs would be continued for affected employees. The period of time which severance benefits cover would be added to service for purposes of retirement plan calculations, and all affected employees would be immediately vested. In addition, affected employees would be entitled to require the Company to purchase their principal residences under a formula-pricing arrangement intended to protect them from loss of value, and would be entitled to reimbursement of legal expenses incurred in connection with certain claims for benefits under the plan.

A change of control would take place if there is:

(1) an acquisition (other than directly from the Company) of 20 percent or more of the beneficial interest in the Company's voting stock by a party other than the Company, a subsidiary or a Company-sponsored benefit plan;

(2) a change in the Board of Directors as a result of which the current directors (together with the successors which they nominate or approve for nomination) cease to be a majority of the Board;

(3) approval of a complete liquidation or dissolution of the Company by stockholders; or

(4) approval by stockholders of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another entity, unless following such transaction:

    (a) stockholders of the Company prior to the transaction continue to beneficially own at least 60 percent of the resulting corporation's stock and voting securities;

    (b) no person (other than employee benefit plans of the Company or the resulting corporation) beneficially owns more than 20 percent of such corporation's stock and voting securities; and

    (c) a majority of the Board of Directors of the resulting corporation were directors of the Company immediately prior to the transaction.


                    Other Change-in-Control Arrangements

Upon a change of control, benefits to officers and other employees would be accelerated under the Omnibus Securities Plan approved in 1993, the 1986 Stock Plan, the 1990 Stock Plan, the Annual Incentive Compensation Plan, and, if approved, the 2002 Omnibus Securities Plan.


                           PROPOSAL 1 - BY THE COMPANY

The Board of Directors unanimously recommends a vote FOR adoption of the following resolution, which will be presented at the meeting:

                             ----------------------

RESOLVED, that the Board of Directors' designation of Ernst & Young LLP to serve as the independent auditors to audit the books, records and accounts of the Company for the 2001 fiscal year be and hereby is approved.

                             ----------------------

Upon the recommendation of the Audit Committee, the Board of Directors has designated Ernst & Young LLP for the purpose stated above and, in accordance with the Bylaws of the Company, has directed that a vote of stockholders be taken to determine their approval or disapproval.

As provided in the Company's Bylaws, in the event of stockholder disapproval, the Board must then determine whether to replace the independent auditors before the end of the current year and shall designate other independent auditors for the following year.

Fees of Ernst & Young LLP for the annual audit for the year ended December 31, 2000, were $2,857,000 and all other fees were $3,962,000, including audit-related services of $1,976,000; financial information systems design and implementation services of $137,000; and other non-audit services of $1,849,000. Audit-related services generally include fees for pension, subsidiary-company and statutory audits, accounting consultations, internal audit and U.S. Securities and Exchange Commission registration statements. Financial information systems design and implementation fees consist entirely of fees billed by the Ernst & Young LLP consulting group prior to its sale on May 27, 2000, to Cap Gemini, a separate French public company.

Ernst & Young LLP, which has served as the Company's independent auditors since 1949, is familiar with the Company's operations, accounting policies and procedures and is, in the Company's opinion, well-qualified to act in this capacity. Representatives of Ernst & Young LLP will be present at the meeting to make any statement they desire and to answer questions directed to them.

===============================================================================
                                                                  PROPOSAL 2 21
===============================================================================


                           PROPOSAL 2 - BY THE COMPANY

At the Company's Board of Directors meeting on February 12, 2001, the seven non-employee directors in attendance voted for a resolution authorizing the adoption of the 2002 Omnibus Securities Plan of Phillips Petroleum Company (the "Plan") which is Appendix B to this Proxy Statement. The Board directed that the Company submit the Plan to the stockholders of the Company for approval at the next Annual Meeting of Stockholders. As an eligible participant, the single employee director abstained from voting.

The Board of Directors unanimously recommends a vote FOR adoption of the following resolution, which will be presented at the meeting:

                             ----------------------

RESOLVED, that the stockholders of the Company hereby authorize and approve the 2002 Omnibus Securities Plan of Phillips Petroleum Company as set out in Appendix B to the Proxy Statement for the 2001 Annual Meeting of Stockholders.

                             ----------------------

The Compensation Committee of the Board of Directors and the Board of Directors continue to believe that the Company's compensation programs are a key element in achieving the Company's continued financial and operational success. The programs have been designed to recruit, reward and motivate all executives to work as a team to achieve our corporate goal of maximizing shareholder return. At the 1986, 1989 and 1993 Annual Meetings, stockholders approved stock plans that emphasized the common goal of appreciation of the value of Phillips common stock.

The Omnibus Securities Plan approved in 1993 provides that the number of shares for which awards may be granted in each calendar year during any part of which the plan is in effect shall not exceed eight-tenths of one percent (0.8%) of the total issued and outstanding shares of Stock on December 31 of the immediately preceding year. In the event that not all of the shares available in one year are used for awards in that year, the number of shares not used for awards that year shall be carried forward and shall be available for awards in succeeding calendar years in addition to the eight-tenths of one percent (0.8%) of shares that would otherwise be available in such years.

This carry forward as of January 1, 2001, including the 0.8% allocation of the shares issued and outstanding on December 31, 2000, is 5,973,529 shares. In addition to this carry forward, one more allocation will be made on January 1, 2002, of 0.8% of the shares issued and outstanding on December 31, 2001, before the Omnibus Securities Plan expires on December 31, 2002. As of December 31, 2000, Stock Options that have been granted under the Omnibus Securities Plan and other previous plans and which have not yet been exercised total 9,862,967 shares. The weighted average exercise price for these options is $43.82 and the weighted average life is 6.82 years. Restricted Stock outstanding as of December 31, 2000, that has been issued to employees under the Omnibus Securities Plan and other prior plans is 601,026 shares.

The Omnibus Securities Plan approved in 1993 will continue as provided in
Section 17 of the 2002 Omnibus Securities Plan of Phillips Petroleum Company (the "Plan").

The Plan proposed by the Board of Directors is designed to compensate executives for the creation of shareholder value. The Plan is also designed with the intent of placing more of executive compensation at risk and in the longer term. The Plan provides variable long-term compensation to management that is consistent with the philosophy adopted by the Compensation Committee as set out in its report to the stockholders on pages 15 through 17. This philosophy is based on the fundamental principles of pay for performance and external competitiveness, and the Board of Directors sees Proposal 2 as a means of further aligning the goals of the Company's management team with those of the stockholders.

The Plan provides for awards in the Company's common stock, $1.25 par value, which can be restricted or non-restricted, or in stock options that can be "qualified" or "non-qualified" under the Internal Revenue Code of 1986, as amended, or stock appreciation rights ("SARs"), or other stock or non-stock-based awards, including but not limited to stock units, securities convertible into stock, phantom securities and dividend equivalents. The awards may be granted singly or in tandem with other awards, or as a replacement of, or in combination or alternatives to grants or rights under the Plan or other employee benefit plans of the Company. Awards under the Plan may be performance based, and contingent upon the performance of all or a portion of the Company and/or its subsidiaries. Although the Company intends that awards will generally be performance-based, awards may be used for recruitment or in other selected circumstances in which performance is not a factor in respect of a particular award.

The Plan would be administered by the Compensation Committee of the Board of Directors or its successor committee. The Committee would determine from among the salaried employees of the Company, all of whom are eligible participants, who would be designated as a participant and the type of award or awards to be granted and the conditions and limitations, if any, applicable to such awards. It is currently the Committee's intention to limit eligibility to an executive and management group, defined by their level of job responsibility. There are approximately 1,000 persons in

================================================================================
22  OTHER MATTERS
================================================================================

the Company and its subsidiaries, as of February 28, 2001, who would be eligible as a class, if eligibility is limited to the executive and management group, from among whom the Committee could select as participants under the Plan.

The Plan may be amended or terminated by the Board of Directors without further approval of the stockholders except that the Plan may not be amended to:

(i) increase the number of shares of stock which may be issued under the Plan except for changes in capitalization;

(ii)  materially modify the requirements as to eligibility for participation;

(iii) materially increase the benefits accruing to participants under the Plan;
      or

(iv)  extend the duration beyond that approved by the stockholders.

The Plan, which is subject to adjustment for changes in capitalization, provides that the number of shares which may be issued shall not exceed 12,500,000. The maximum qualified award, one that is qualified under Section 162(m) of the Internal Revenue Code, is 2,000,000 shares or which allows a payout of $10,000,000. If all available shares were awarded under the Plan, the result would be a 4.4 percent dilution of stockholder's voting interests over the life of the Plan. The Plan, if approved, would be effective January 1, 2002, and would terminate on December 31, 2006, unless earlier terminated by the Board of Directors.

Currently, it is the Compensation Committee's intention, if the Plan is approved, that if any grant of stock options is made to the Chief Executive Officer in 2002, such grants would qualify under Section 162(m) of the Internal Revenue Code. No other benefits for the Chief Executive Officer, the next four most-highly-compensated officers, the executive officers as a group and/or all non-executive officer employees as a group are determinable at this time.


                                  OTHER MATTERS

The Company knows of no matters to be presented at the meeting other than those included in the Notice preceding this Proxy Statement. If other matters should come before the meeting which require a stockholder vote, it is intended that the proxy holders will use their own discretion in voting on such other matters.


                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2002 Annual Meeting must be received at the Company's executive offices in Bartlesville, Oklahoma, no later than December 4, 2001, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                    By Order of the Board of Directors,


                    /s/ Dale J. Billam

                    Dale J. Billam
                    Secretary

Bartlesville, Oklahoma 74004
March 29, 2001

===============================================================================
                                     APPENDIX A -- AUDIT COMMITTEE CHARTER   23
===============================================================================

                           PHILLIPS PETROLEUM COMPANY
                            AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors by providing an open avenue of communication between the internal auditors, the independent auditors, management and the Board of Directors.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Committee on Directors' Affairs.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board of Directors.

In addition to the functions specifically described in the Company's bylaws, the Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls, including computerized information system controls and security, that could significantly affect the Company's financial statements.

3. Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Form 10-Q.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board of Directors the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board, as the shareholders' representatives.

8.   Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence and discuss such reports with the auditor.

10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor.

11. Review and concur in the appointment, replacement, reassignment, or dismissal of the General Auditor.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

15. Obtain reports from management, with regard to the Company's compliance with the Company's Code of Business Ethics, Conduct and Responsibility.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any management letter provided by the auditor and the Company's response to that letter.

18. Review with the General Auditor any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; any changes required in the planned scope of the internal audit; and the internal audit charter, budget and staffing.

19. Prepare the report required by the rules of the U.S. Securities and Exchange Commission to be included in the Company's annual proxy statement.

20. Advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

================================================================================
24   APPENDIX A -- AUDIT COMMITTEE CHARTER
================================================================================


21. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

22. Meet at least annually with the Chief Financial Officer, the General Auditor and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter and the Company's bylaws, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

===============================================================================
                                APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN   25
===============================================================================


                        2002 OMNIBUS SECURITIES PLAN OF
                           PHILLIPS PETROLEUM COMPANY
                                   (2002-2006)

Section 1.  Purpose and Establishment

The purpose of the Omnibus Securities Plan of Phillips Petroleum Company (the "Plan") is to benefit the Company's stockholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company's continued financial and operational success, and to enable the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company's mission of being the top performer in each of our businesses by rewarding the creation of shareholder value.

The 2002 Omnibus Securities Plan of Phillips Petroleum Company shall become effective January 1, 2002, upon its adoption by the Company's stockholders at the 2001 Annual Meeting.

Section 2.  Definitions

For purposes of the Plan, the following terms, as used herein, shall have the meaning specified:

(a) "Award" or "Awards" means an award granted pursuant to Section 4 hereof.

(b) "Award Agreement" means an agreement described in Section 5 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(c) "Beneficiary" means a person or persons designated by a Participant to receive, in the event of death, any unpaid portion of an Award held by the Participant. Any Participant may, subject to such limitations as may be prescribed by the Committee, designate one or more persons primarily or contingently as beneficiaries in writing upon forms supplied by and delivered to the Company, and may revoke such designations in writing. If a Participant fails effectively to designate a beneficiary, then the Award will be paid in the following order of priority:

    (i)   Surviving spouse;

    (ii)  Surviving children in equal shares; or

    (iii) To the estate of the Participant.

(d) "Board" means the Board of Directors of the Company as it may be comprised from time to time.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

(f) "Committee" means the Compensation Committee of the Board or any successor committee with substantially the same responsibilities.

(g) "Company" means Phillips Petroleum Company, a Delaware corporation or any successor corporation.

(h) "Covered Employee" means a Participant designated prior to the grant of Restricted Stock or Performance Awards by the Committee as one who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Awards are expected to be taxable to such Participant.

(i) "Date of Change of Control" shall mean the earliest date on which any of the occurrences listed in Section 9 of this Plan should occur.

(j) "Disability" shall mean the inability, in the opinion of the independent third party who administers the Long Term Disability Plan for the Company or as certified by a physician who is licensed as a Medical Doctor (M.D.) or a Doctor of Osteopathy (D.O.) that the Participant, because of an injury or sickness, is unable to work at a reasonable occupation which is available with the Company or at any gainful occupation which the Participant is or may become fitted.

(k) "Employee" means any individual who is a salaried employee of the Company or any Participating Subsidiary.

(l) "Executive Officer" means the Chief Executive Officer (CEO) position and those positions that report directly to the CEO and other positions so designated by the Compensation Committee.

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(n) "Fair Market Value" in reference to the common stock of the Company means

    (i) the average of the reported highest and lowest sales prices per share of such Stock during regular business hours as reported on the composite tape of New York Stock Exchange transactions (or such other reporting system as shall be selected by the Committee) on the relevant date; or

    (ii) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share during regular business hours on the last previous day for which there was a reported sale.

    The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

(o) "Insider" means any person who is subject to Section 16 of the Exchange Act.

===============================================================================
26 APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN
===============================================================================

(p) "Involuntary Termination" of a Participant means:

   (i) Termination of the Participant's employment with the Company for any reason other than voluntary termination (except as provided in clause
         (ii)), death, disability or termination for cause,

   (ii) A termination of employment by the Participant within 60 days following a reduction of ten percent or more of the Participant's annual salary or a reduction in the Participant's job responsibilities, or

   (iii) A termination of the Participant's employment by the Company as a consequence of refusing a transfer by the Company to a location in excess of 50 miles from the Participant's work location upon the Date of Change of Control, unless the move is covered by the Company's moving policy.

In no event shall a Participant be considered Involuntarily Terminated if he or she is retained in the employment of the Company, its subsidiaries or affiliates.

(q) "Participant" means an Employee who has been designated by the Committee to be eligible for an Award pursuant to this Plan.

(r) "Performance Goal" means a performance goal established by the Committee in connection with the grant of a Qualified Performance-Based Award, which is based on the attainment of specified levels of one or more of the following measures on either absolute or relative basis: earnings per share, sales, net profit after tax, gross profit, operating profit, cash generation, unit volume, return on equity, economic profit, safety, growth project achievement, change in working capital, return on capital, return on investment, shareholder return, and is established in writing by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(s) "Qualified Performance-Based Award" means an Award of Restricted Stock or Performance Units or another type of Award designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is a Covered Employee with respect to such Award and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

(t) "Participating Subsidiary" means an entity of the Company, of which the Company beneficially owns, directly or indirectly, more than 50 percent of the aggregate voting power of all outstanding classes and series of stock or membership interest, and in which one or more Employees are Participants, or are eligible for Awards pursuant to this Plan.

(u) "Restricted Stock" means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under Section 4.3.

(v) "Retirement" means termination of employment with the Company or a Participating Subsidiary which qualifies the Employee for Retirement as that term is defined in the Retirement Income Plan of Phillips Petroleum Company or of the applicable retirement plan of a Participating Subsidiary.

(w) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission as now in force or as such regulation or successor regulation shall be hereafter amended.

(x) "Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

(y) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
    Section 162(m)(4)(C) of the 27 Code.

(z) "Stock" means shares of common stock of the Company, par value $1.25 or as modified from time to time.

(aa) "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 4.2.

(bb) "Stock Option" means a right to purchase shares of Stock granted pursuant to Section 4.1 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 4.1.

Section 3.  Eligibility

Awards may be granted only to Employees who are designated as Participants from time to time by the Committee. The Committee shall determine which Employees shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

Section 4.  Awards

Awards may include, but are not limited to, those described in this Section 4. The Committee may grant Awards singly, in tandem or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company. The Committee must approve all grants made under this Plan to the Chief Executive Officer. The Committee may also designate from time to time other classes of officers or employees for whom Committee approval will be required for grants of equity under this Plan. The Chief Executive Officer shall have authority to approve stock option grants, restricted stock, or other forms of equity compensation, to Participants other than those whose grant has been designated by the Committee for approval by the Committee.

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                                  APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN 27
===============================================================================

4.1  Stock Options

A Stock Option is a right to purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine.

(a) Options granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code and is designated as such ("Incentive Stock Options") or of a type that does not comply with such requirements or is designated as not being an Incentive Stock Option ("Non-Qualified Stock Options"). The maximum award term for all Stock Options awarded under this Plan shall be ten (10) years.

(b) The exercise price per share of any Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date the Stock Option is granted.

(c) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.

(d) The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of Stock already owned by the Participant, or through a combination of cash and Stock, or through such other means the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

(e) Notwithstanding any other provision of this Plan, other than Section 8, no Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 2,000,000 shares of Stock in any calendar year. If Stock Appreciation Rights are granted in tandem with an equal number of Stock Options, the total number of shares covered by such Stock Appreciation Rights and Stock Options shall be deemed, for purposes of this limitation, to equal the number of shares covered by such Stock Options.

4.2  Stock Appreciation Rights

A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Stock under the terms and conditions as the Committee shall determine.

(a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

(b) The amount payable in cash and/or shares of Stock with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the exercise price of the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

(c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

(d) Grants of Stock Appreciation Rights are subject to the limitations set forth in Section 4.1(e) above.

4.3  Restricted Stock

Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but is not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Pursuant to this Section 4.3, an Award of Restricted Stock may be either time-lapsed Restricted Stock or Performance-Based Restricted Stock. The Participant shall have, with respect to awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

4.4  Performance Awards

Performance Awards may be granted under this Plan from time to time based on the terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its Participating Subsidiaries or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards.

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28 APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN
================================================================================

4.5  Other Awards

The Committee may from time to time grant stock, other stock based and non-stock based Awards under the Plan, including without limitations those Awards pursuant to which shares of stock are or may in the future be acquired, Awards denominated in stock units, securities convertible into stock, phantom securities and dividend equivalents. The Committee shall determine the terms and conditions of such other stock, stock based and non-stock based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

4.6  Qualified Performance-Based Awards

The provisions of this Section 4.6 shall apply to all Qualified Performance-Based Awards, notwithstanding any other provision of this Plan, other than Sections 8 and 9. No Participant may be granted Qualified Performance-Based Awards covering in excess of 2,000,000 shares of Stock or allowing for the payment of cash in excess of $10,000,000 in any calendar year. Each Qualified Performance-Based Award shall be earned, vested and payable (as applicable) only upon the achievement of one or more Performance Goals (together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate); provided, that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived upon the death or disability of the Participant, and (ii) the provisions of Sections 8 and 9 shall apply notwithstanding this sentence. Except as specifically provided in the preceding sentence, no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award under this Plan, in any manner to waive the achievement of the applicable Performance Goals or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. Under this Plan, a Qualified Performance-Based Award may include Restricted Stock.

Section 5.  Award Agreements

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as determined by the Committee.

(a)   Award Agreements shall include the following terms:

    (i) Non-assignability: A provision that the Awards under the Plan other than Awards representing Non-Qualified Stock Options shall not be assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution, and that during the lifetime of a Participant, an Award other than an Award representing Non-Qualified Stock Options shall be exercised only by such Participant or by the Participant's legal guardian or legal representative.

    (ii) Termination of Employment: A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances.

    (iii) Rights as Stockholder: A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right.

    (iv) Withholding: A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the Company's minimum withholding obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of Federal, state or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date.

(b)  Award Agreements may include the following terms:

    (i) Replacement and Substitution: Except as provided in Section 13(b) dealing with repricing of Stock Options, such provisions permitting the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms, may be included.

    (ii) Transferability of Non-Qualified Stock Options: Such provisions as the Committee may, in its discretion,

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                                 APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN  29
===============================================================================

          authorize in any particular case, with respect to all or any portion of any Non-Qualified Stock Options to be granted to Participant, the transfer by such Participant of any of such Non-Qualified Stock Options to (a) the spouse, children or grandchildren (including in each case stepchildren or step grandchildren) of the Participant (all such persons collectively "Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of persons all of whom are Immediate Family Members, or (c) a partnership in which all partners are Immediate Family Members, provided that following any such permitted transfer, subsequent transfers of transferred Non-Qualified Stock Options, except by will or the laws of descent and distribution, are prohibited. Following any transfer contemplated hereby, the transferred Non-Qualified Stock Options shall continue to be subject to all of the terms hereof, the administrative procedures and the Award Agreement pursuant to which it was originally granted, and the transferee shall be obliged to comply in all respects with all of the terms and conditions hereof, the administrative procedures and the Award Agreement in the same manner as if the transferee were a Participant hereunder.

    (iii) Other Terms: Such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, effect on the Award of a Change of Control as defined in Section 9, the price, amount or value of Awards.

Section 6.  Shares of Stock Subject to the Plan
(a) Subject to the adjustment provisions of Section 8 hereof, the number of shares of Stock for which Awards may be granted during the term of this Plan shall be 12,500,000; provided, that immediately following the Effective Time of the Merger (as those terms are defined in the next sentence), the number of shares of Stock for which Awards may be granted during the term of this Plan shall be increased by the product of (i) a fraction, the numerator of which is 12,500,000 and the denominator of which is the number of shares of Stock outstanding immediately before the Effective Time times (ii) the number of shares of Stock issued by the Company to stockholders of Tosco Corporation pursuant to the Merger; and provided, further, that the numbers described in clauses (i) and (ii) of the preceding proviso shall be adjusted as appropriate in the event there is any adjustment made pursuant to Section 8 hereof before the Effective Time of the Merger. The terms "Effective Time" and "Merger" shall have the meanings given to them in the Agreement and Plan of Merger, dated as of February 4, 2001, by and among the Company, Ping Acquisition Corp. and Tosco Corporation, as the same may be amended from time to time.

    Shares issued under the Plan which do not fall under Section 4.1 or 4.2 shall be limited to 2,000,000 shares during the term of the Plan; provided, that immediately following the Effective Time of the Merger, the 2,000,000 share limitation shall be increased by the product of (i) a fraction, the numerator of which is 2,000,000 and the denominator of which is the number of shares of Stock outstanding immediately before the Effective Time times
    (ii) the number of shares of Stock issued by the Company to stockholders of Tosco Corporation pursuant to the Merger; and provided, further, that the numbers described in clauses (i) and (ii) of the preceding proviso shall be adjusted as appropriate in the event there is any adjustment made pursuant to Section 8 hereof before the Effective Time of the Merger.

(b) Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 6(a) hereof.

(c) For the purposes of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in Stock or other securities, where appropriate:

    (i) except as provided in (v) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

    (ii) except as provided in (v) of this Section, each other stock-based Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

    (iii) except as provided in (v) of this Section, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

    (iv) where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, each joint Award shall be deemed to be the equivalent of the number of shares under the other; and

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30 APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN
================================================================================

    (v) each share awarded or deemed to be awarded under the preceding subsections shall be treated as shares of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

(d) The Stock which may be issued pursuant to an Award under the Plan may be treasury or authorized but unissued Stock or Stock may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.

Section 7.  Administration

(a) A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

(b) The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

(c) The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

(d) It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 7(d), that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

(e) The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to any Qualified Performance-Based Awards nor to Insiders including, but not limited to, decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

Section 8.  Adjustments Upon Changes in Capitalization

Subject to any required action by the Company's stockholders, in the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its stockholders other than a normal cash dividend, the Committee may make appropriate adjustment in the number, kind, price and value of Stock authorized by this Plan, in the limitations imposed by Sections 4.1(e) and 4.6, and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights; provided, that such adjustments to the limitations imposed by Sections 4.1(e) and 4.6, and to Qualified Performance-Based Awards shall be carried out in a manner complying with the requirements for the Section 162(m) Exemption.

Section 9.  Change of Control

(a) In the event of a Change of Control, unless explicitly provided otherwise in the applicable Award Agreement:

    (i) Any Stock Options and Stock Appreciation Rights outstanding as of the Date of Change of Control that are not then fully exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant and shall remain exercisable following any Involuntary Termination for a period not less than the lesser of one year and the remainder of the original term of such Stock Option or Stock Appreciation Right;

    (ii) All restrictions and other limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

    (iii) All Performance Awards and other Awards outstanding as of the Date of Change of Control shall be considered to be earned, at the higher of the target level or the level earned based upon performance from the beginning of the applicable performance period through the Date of Change of Control, and shall be paid in full, and any deferral or other restriction shall lapse and except as provided in subsection (c) of this Section 9, such Performance Awards shall be settled in cash as promptly as is practicable; and

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                                 APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN  31
===============================================================================

    (iv) All noncompetition covenants and other similar restrictive covenants applicable to any outstanding Awards shall lapse and become null and void and of no further effect.

(b) A "Change of Control" shall mean:

    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15 percent or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 9(b); or

    (ii) Individuals who, as of May 7, 2001, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 7, 2001, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Corporate Transaction"), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
          (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially own, directly or indirectly, 15 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

    (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c) Notwithstanding the foregoing, if any right to receive cash granted pursuant to this Section 9 would make a Change of Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such right would be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Stock or other securities with a Fair Market Value equal to the cash that would otherwise be payable hereunder and to make such other adjustments as may be necessary to preserve such eligibility (so long as such other adjustments do not materially diminish the value of the affected Awards).

Section 10.  Rights of Employee

(a) Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally.

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32  APPENDIX B -- 2002 OMNIBUS SECURITIES PLAN
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(b) Nothing contained in the Plan (or in any other documents related to this
    Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.

Section 11.  Awards in Foreign Countries

The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Participating Subsidiaries may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the purpose of this Plan.

Section 12.   Compliance with Applicable Legal Requirements

No Stock certificate distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time, or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Stock may, at the time, be listed.

Section 13.  Amendment and Termination

(a) The Board of Directors may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all Award Agreements under the Plan, but no such alteration or amendment may adversely affect the rights of the Participant in question without such Participant's consent. However, no such action may, without further approval of the stockholders of the Company, be effective if such approval is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, nor may any such action amend the Plan so as to

    (i) increase the number of shares of Stock which may be issued under the Plan, except as provided for in Section 8; or

    (ii) materially modify the requirements as to eligibility for participation.

(b) In addition, except for adjustments pursuant to Section 8 hereof, in no event may any Stock Option or Stock Appreciation Right granted under this Plan be amended to decrease the exercise price thereof, cancelled in conjunction with the grant of any new Stock Option or Stock Appreciation Right with a lower price, or otherwise be subject to any action that would be treated, for accounting purposes, as a repricing of such Stock Option or Stock Appreciation Right.

Section 14.  Unfunded Plan

The Plan shall be unfunded. Neither the Company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

Section 15.  Limits of Liability

(a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) Neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan.

Section 16.  Duration of the Plan

This Plan shall become effective on January 1, 2002, upon the adoption by the Company's stockholders at the 2001 Annual Meeting, and the Committee shall have authority to grant Awards hereunder until December 31, 2006, subject to the ability of the Board of Directors to terminate the Plan as provided in Section 13.

Section 17.  Termination of Other Plans

The Omnibus Securities Plan of 1993 ("1993 Plan") shall continue for its duration or until December 31, 2002, and grants may be made from the 1993 Plan until it expires by its terms or until shares of Stock are no longer awardable under the 1993 Plan. Grants other than Incentive Stock Options, Non-Qualified Stock Options, and Stock Appreciation Rights that are made under the 1993 Plan, following the approval by stockholders of the 2002 Omnibus Securities Plan, shall not exceed 700,000 shares. All Stock Options granted under the 1993 Plan, following the approval by stockholders of the 2002 Omnibus Securities Plan, shall be granted at not less than the Fair Market Value of the Stock on the date of the grant, and the term of such options shall not exceed ten (10) years.

[Graphic]
Printed on recycled paper

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PROXY                                                                   PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PHILLIPS PETROLEUM COMPANY

                          Annual Meeting May 7, 2001

The undersigned hereby appoints J. MULVA, K. TURNER and D. BOREN as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's Annual Stockholders' Meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 7, 2001, at 10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


                  This Proxy is Continued on the Reverse Side
              Please Sign on the Reverse Side and Return Promptly

Comments:_____________________________________________________________
         _____________________________________________________________

 ..............................................................................
                             Fold and Detach Here


                            YOUR VOTE IS IMPORTANT!
                        You can vote in one of two ways:

 1. Call toll-free 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or

 2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your proxy card by mail to vote.

                                 PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-840-1208. You will continue to receive your proxy card in the mail, regardless of your election.

This Proxy will be voted or not voted as you           Please mark your
direct below.  In the absence of such direction,       votes as indicated [X]
it will be voted FOR Directors, and FOR Proposal 1     in this example
and Proposal 2.

------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:
01 N. Augustine, 02 D. Boren, 03 R. Chappell, 04 R. Devlin, 05 L. Horner,
06 J. Mulva, 07 R. Tobias, 08 V. Tschinkel and 09 K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     from all nominees    nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:             I consent to future access of the
Proposal 1 to approve the                  Annual Reports and Proxy Statements
designation of the independent             electronically via the Internet.  I
auditors, Ernst & Young LLP.               understand that the Company may no
                                           longer distribute printed materials
  FOR     AGAINST     ABSTAIN              to me for any future Stockholder
  [ ]       [ ]         [ ]                Meeting until such consent is
                                           revoked.  [ ]

Company recommends a vote FOR:
Proposal 2 to authorize the 2002
Omnibus Securities Plan of Phillips             I PLAN TO ATTEND THE
Petroleum Company.                              ANNUAL MEETING       [ ]

  FOR     AGAINST     ABSTAIN                Please mark, date, sign and return
  [ ]       [ ]         [ ]                  this proxy card promptly.  To vote
                                             in accordance with the Company's
                                             recommendations no boxes need be
                                             checked.


                                             Dated:__________________, 2001

                                             ______________________________

                                             ______________________________

                                             Signature(s) of Stockholder(s)

                                             Your signature(s) on this proxy
                                             form should be exactly the same as
                                             the name(s) imprinted hereon.
                                             Persons signing as executors,
                                             administrators, trustees, or
                                             in similar capabilities, should so
                                             indicate.

 ..............................................................................
                            Fold and Detach Here

------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

 o On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.
 o Enter your eleven-digit Control Number which is indicated below.

------------------------------------------------------------------------------
Option 1: To vote as the Board of Directors recommends, press 1.  If you wish to vote separately for the Election of Directors, Proposal 1 and
Proposal 2, press 0.
------------------------------------------------------------------------------
  When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
------------------------------------------------------------------------------
Option 2: If you chose to vote separately for the Election of Directors, Proposal 1 and Proposal 2, you will hear the following instructions:

  Election of   To VOTE FOR ALL nominees, press 1;
  Directors:    To WITHHOLD FOR ALL nominees, press 9;
                To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

  Proposal 1    You may make your selection at any time.
  and           To vote FOR, press 1;
  Proposal 2:   To vote AGAINST, press 9;
                To ABSTAIN, press 0.
------------------------------------------------------------------------------

Your vote will be repeated and you will have an opportunity to confirm it.

                              THANK YOU FOR VOTING


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